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                                                                EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated April 26, 1996 appearing on page F2 of the Celex Group, Inc. Annual Report on Form 10-K for period ended February 3, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse LLP

Chicago, Illinois
February 17, 1997